UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017 (July 23, 2017)

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-32936 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

3505 West Sam Houston Parkway North, Suite 400 Houston, Texas (Address of principal executive offices)		77043 (Zip Code)
281-618-0400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 23, 2017, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release announcing its second quarter results of operations for the period ended June 30, 2017.  Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

Item 7.01 Regulation FD Disclosure.

On July 23, 2017, Helix issued a press release announcing its second quarter results of operations for the period ended June 30, 2017.  In addition, on July 24, 2017, Helix is making a presentation (with slides) to analysts and investors regarding its financial and operating results.  Attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein, are the press release and the slides for the Second Quarter Earnings Conference Call Presentation issued by Helix. The presentation materials are also available beginning on July 23, 2017 under Investor Relations - Presentations in the For the Investor section of Helix’s website, www.HelixESG.com.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Number        Description
-----------        ----------------

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 23, 2017 reporting financial results for the second quarter of 2017.

99.2	Second Quarter 2017 Conference Call Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 24, 2017

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Erik Staffeldt
Erik Staffeldt
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.   Description

99.1	Press Release of Helix Energy Solutions Group, Inc. dated July 23, 2017 reporting financial results for the second quarter of 2017.

99.2	Second Quarter 2017 Conference Call Presentation.